Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 3Q 2019 Earnings

Oklahoma City, OK, October 30, 2019 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended September 30, 2019.  "This was another good quarter for Bank7 as we continued with our consistent loan growth, while maintaining excellent credit quality, and a strong net interest margin,” said Thomas L. Travis, President and CEO of the Company.  “Although our third quarter earnings were impacted by a one-time non-cash executive stock transaction, we remain very pleased with our momentum and achievements.  It is because of this continued success that during the third quarter we declared a cash dividend of $0.10 per share which was paid October 16, 2019, and authorized a stock repurchase program to purchase up to 500,000 shares of common stock,” continued Travis.

We ended the quarter with a net loss of $6.5 million and net income of $3.7 million, respectively, for the three and nine month periods ending September 30, 2019. On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense through the income statement of the Company. This previously announced transaction was a one-time, non-cash expense; however, because the shares were simultaneously contributed into the Company by the Haines Family Trusts, the transaction had a virtual net-zero impact to shareholders’ equity.

Excluding the one-time, extraordinary expense related to the stock transfer outlined above, net income would have been $5.1 million and $15.4 million, respectively, for the three and nine month periods ending September 30, 2019.  Illustrated below is a reconciliation of pro forma net income through the nine months ended September 30, 2019.

	For the Nine Months Ended September 30,
	2019	2018	$ Change	% Change
(Dollars in thousands)
Pro Forma Net Income
Total Interest Income	$38,714	$34,216	$4,498	13.14%
Total Interest Expense	7,178	5,115	2,063	40.33
Net Interest Margin	31,536	29,101	2,435	8.37

Total Noninterest Income	$1,027	$1,069	$(42)	(3.89%)

Total Noninterest Expense	$23.875	$11,127	$12,748	114.56%
Stock Transfer Compensation Expense	(11,796)	-	(11,796)	100.00
Pro Forma Noninterest Expense	12,078	11,127	951	9.08

Pro Forma Pre-Tax Income	$20,485	$19,043	$1,442	7.57%

Pro Forma Income Tax Expense	$5,107	$4,764	$343	7.21%

Pro Forma Net After-Tax Income	$15,377	$14,279	$1,098	7.69%

Additional Highlights

Three months ended September 30, 2019 compared to three months ended September 30, 2018:

-	Yield on average earning assets, including loan fee income, of 6.50%, an increase of 1.23%
-	Net interest margin, excluding loan fee income, of 4.85%, unchanged from Q3 2018
-	Interest income on loans, including loan fee income, totaled $12.2 million, a 9.90% increase
-	Average loans of $651.2 million, a 9.18% increase

Nine months ended September 30, 2019 compared to nine months ended September 30, 2018:

-	Yield on average earning assets, including loan fee income, of 6.69%, an increase of 3.94%
-	Interest income on loans, including loan fee income, totaled $35.9 million, a 10.50% increase
-	Average loans of $617.4 million, a 6.78% increase
-	Total loans of $666.8 million, a 14.65% increase
-	Core deposits of $624.1 million, a 4.38% increase

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At September 30, 2019 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.27%, 15.07%, and 16.27% respectively for the Bank.  At September 30, 2019 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.25%, 15.05%, and 16.25% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision net income is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense, which some investors may consider to be a more appropriate comparison given our S Corporation status prior to September 2018.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined C Corporation effective tax rate for federal and state income taxes of (31.4%) and (6.3%) in the third quarter of 2019 and 2018, respectively.  This calculation illustrates only the change from our status as a S Corporation into a C Corporation and does not give effect to any other transaction.  However, we acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended September 30,		Nine months ended September 30,
(Dollars in thousands, except per share data)	2019	2018	2019	2018
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$12,179	$11,082	$35,902	$32,490
Loan fee income	(841)	(943)	(3,498)	(3,893)
Loan interest income excluding loan fee income	$11,338	$10,139	$32,404	$28,597

Average total loans	$651,186	$596,450	$617,398	$578,205
Yield on loans (including loan fee income)	7.42%	7.43%	7.77%	7.49%
Yield on loans (excluding loan fee income)	6.91%	6.80%	7.02%	6.59%

Net interest margin (excluding loan fees)
Net interest income	$10,600	$9,801	$31,536	$29,101
Loan fee income	(841)	(943)	(3,498)	(3,893)
Net interest income excluding loan fees	$9,759	$8,858	$28,038	$25,208

Average earning assets	$797,667	$731,140	$773,752	$708,875
Net interest margin (including loan fee income)	5.27%	5.36%	5.45%	5.47%
Net interest margin (excluding loan fee income)	4.85%	4.85%	4.84%	4.74%

Pre-tax, pre-provision net earnings
Net income before income taxes	$(4,963)	$6,315	$8,688	$19,043
Plus: Provision (reversal of) for loan losses	-	-	-	(100)
Pre-tax, pre-provision net earnings	$(4,963)	$6,315	$8,688	$19,143

Adjusted provision for income tax
Net income before income taxes	$(4,963)	$6,315	$8,688	$19,043
Total effective adjusted tax rate	-31.4%	-6.3%	57.2%	-2.1%
Adjusted provision for income taxes	$1,556	$(395)	$4,965	$(395)

Tax-adjusted net income
Net income before income taxes	$(4,963)	$6,315	$8,688	$19,043
Adjusted provision for income taxes	1,556	(395)	4,965	(395)
Tax-adjusted net income	$(6,519)	$6,710	$3,723	$19,438

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$(6,519)	$6,710	$3,723	$19,438

Average assets (denominator)	$806,440	$742,283	$782,707	$718,474
Tax-adjusted return on average assets	-3.21%	3.59%	0.64%	3.62%

Average shareholders' equity (denominator)	$100,012	$80,064	$95,655	$75,710
Tax-adjusted return on average shareholders' equity	25.86%	33.25%	5.20%	19.20%

Average tangible common equity (denominator)	$98,145	$77,986	$93,736	$73,582
Tax-adjusted return on average tangible common equity	-26.35%	34.13%	5.31%	35.32%

Weighted average common shares outstanding basic (denominator)	10,149,007	7,634,239	10,174,528	7,404,350
Tax-adjusted net income per common share--basic	$(0.64)	$0.88	$0.37	$2.63

Weighted average common shares outstanding diluted (denominator)	10,161,778	7,669,348	10,176,360	7,416,182
Tax-adjusted net income per common share--diluted	$(0.64)	$0.87	$0.37	$2.62
Pro forma weighted average common shares outstanding basic (denominator)	10,189,612		10,188,212
Pro Forma tax-adjusted net income per common share--basic	$0.50		$1.50

Pro forma weighted average common shares outstanding diluted (denominator)	10,176,841		10,186,320
Pro forma tax-adjusted net income per common share--diluted	$0.50		$1.50

Tangible assets
Total assets	$826,349	$751,173
Less: Goodwill and intangibles	(1,840)	(2,046)
Tangible assets	$824,509	$749,127

Tangible shareholders' equity
Total shareholders' equity	$100,615	$82,765
Less: Goodwill and intangibles	(1,840)	(2,046)
Tangible shareholders' equity	$98,775	$80,719

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$98,775	$80,719
Tangible assets (denominator)	$824,509	$749,127
Tangible common equity to tangible assets	11.98%	10.78%

End of period common shares outstanding	10,057,506	10,187,500
Book value per share	$10.00	$8.12
Tangible book value per share	$9.82	$7.92
Total shareholders' equity to total assets	12.18%	11.02%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended September 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$145,147	$884	2.43%	$133,322	$657	1.97%
Investment securities(2)	1,069	4	1.48	1,053	—	0.00
Loans held for sale	265	—	0.00	315	—	0.00
Total loans(3)	651,186	11,338	6.91	596,450	10,139	6.80
Total interest-earning assets	797,667	12,230	6.08	731,140	10,796	5.91
Noninterest-earning assets	8,773			11,143
Total assets	$806,440			$742,283

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$287,241	1,234	1.70%	$261,013	1,019	1.56%
Time deposits	220,935	1,237	2.22	207,800	862	1.66
Total interest-bearing deposits	508,176	2,471	1.93	468,813	1,881	1.60
Other borrowings	—	—	0.00	4,487	57	5.08
Total interest-bearing liabilities	508,176	2,471	1.93	473,300	1,938	1.64

Noninterest-bearing liabilities:
Noninterest-bearing deposits	193,785			184,994
Other noninterest-bearing liabilities	4,467			3,925
Total noninterest-bearing liabilities	198,252			188,919
Shareholders’ equity	100,012			80,064
Total liabilities and shareholders’ equity	$806,440			$742,283

Net interest income excluding loan fee income		$9,759			$8,858
Net interest spread excluding loan fee income(4)			4.15%			4.27%
Net interest margin excluding loan fee income			4.85%			4.85%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended September 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$145,147	$888	2.43%	$133,322	$657	1.97%
Investment securities(2)	1,069	4	1.48	1,053	—	0.00
Loans held for sale	265	—	0.00	315	—	0.00
Total loans(3)	651,186	12,179	7.42	596,450	11,082	7.43
Total interest-earning assets	797,667	13,071	6.50	731,140	11,739	6.42
Noninterest-earning assets	8,773			11,143
Total assets	$806,440			$742,283

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$287,241	1,234	1.70%	$261,013	1,019	1.56%
Time deposits	220,935	1,237	2.22	207,800	862	1.66
Total interest-bearing deposits	508,176	2,471	1.93	468,813	1,881	1.60
Other borrowings	—	—	0.00	4,487	57	5.08
Total interest-bearing liabilities	508,176	2,471	1.93	473,300	1,938	1.64

Noninterest-bearing liabilities:
Noninterest-bearing deposits	193,785			184,994
Other noninterest-bearing liabilities	4,467			3,925
Total noninterest-bearing liabilities	197,252			188,919
Shareholders’ equity	100,012			80,064
Total liabilities and shareholders’ equity	$806,440			$742,283

Net interest income including loan fee income		$10,600			$9,801
Net interest spread including loan fee income(4)			4.57%			4.78%
Net interest margin including loan fee income			5.27%			5.36%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Nine Months Ended September 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$155,073	$2,758	2.40%	$129,413	$1,726	1.78%
Investment securities(2)	1,062	27	3.40	1,051	—	0.00
Loans held for sale	219	—	0.00	206	—	0.00
Total loans(3)	617,398	32,404	7.02	578,205	28,597	6.59
Total interest-earning assets	773,752	35,216	6.09	708,875	30,323	5.70
Noninterest-earning assets	8,942			9,599
Total assets	$782,694			$718,474

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$289,306	3,924	1.81%	$235,088	2,425	1.38%
Time deposits	206,575	3,254	2.11	227,885	2,515	1.47
Total interest-bearing deposits	495,881	7,178	1.94	462,973	4,940	1.42
Other borrowings	—	—	0.00	4,882	175	4.78
Total interest-bearing liabilities	495,881	7,178	1.94	467,855	5,115	1.46

Noninterest-bearing liabilities:
Noninterest-bearing deposits	186,379			171,185
Other noninterest-bearing liabilities	4,779			3,724
Total noninterest-bearing liabilities	191,158			174,909
Shareholders’ equity	95,655			75,710
Total liabilities and shareholders’ equity	$782,694			$718,474

Net interest income excluding loan fee income		$28,038			$25,208
Net interest spread excluding loan fee income(4)			4.15%			4.25%
Net interest margin excluding loan fee income			4.84%			4.74%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Nine Months Ended September 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$155,073	$2,785	2.40%	$129,413	$1,726	1.78%
Investment securities(2)	1,062	27	3.40	1,051	—	0.00
Loans held for sale	219	—	0.00	206	—	0.00
Total loans(3)	617,398	35,902	7.77	578,205	32,490	7.49
Total interest-earning assets	773,752	38,714	6.69	708,875	34,216	6.44
Noninterest-earning assets	8,942			9,599
Total assets	$782,694			$718,474

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$289,306	3,924	1.81%	$235,088	2,425	1.38%
Time deposits	206,575	3,254	2.11	227,885	2,515	1.47
Total interest-bearing deposits	495,881	7,178	1.94	462,973	4,940	1.42
Other borrowings	—	—	0.00	4,882	175	4.78
Total interest-bearing liabilities	495,881	7,178	1.94	467,855	5,115	1.46

Noninterest-bearing liabilities:
Noninterest-bearing deposits	186,379			171,182
Other noninterest-bearing liabilities	4,779			3,724
Total noninterest-bearing liabilities	191,158			174,909
Shareholders’ equity	95,655			75,710
Total liabilities and shareholders’ equity	$782,694			$718,474

Net interest income including loan fee income		$31,536			$29,101
Net interest spread including loan fee income(4)			4.75%			4.98%
Net interest margin including loan fee income			5.45%			5.47%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
Assets	September 30,	September 30,	December 31,
	2019	2018	2018

Cash and due from banks	$110,594	$127,248	$128,090
Interest-bearing time deposits in other banks	31,890	29,767	31,759
Loans, net	666,755	577,111	592,078
Loans held for sale	-	-	512
Premises and equipment, net	8,395	7,767	7,753
Nonmarketable equity securities	1,072	1,055	1,055
Foreclosed assets held for sale	77	110	110
Goodwill and intangibles	1,840	2,046	1,995
Interest receivable and other assets	5,726	6,069	7,159

Total assets	$826,349	$751,173	$770,511

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$202,989	$222,675	$201,159
Interest-bearing	519,145	441,638	474,743

Total deposits	722,134	664,313	675,902

Borrowings	-	-	-
Income taxes payable	(472)	-	1,913
Interest payable and other liabilities	4,072	4,095	4,229

Total liabilities	725,734	668,408	682,044

Common stock	101	102	102
Additional paid-in capital	92,353	80,136	80,275
Shares in Treasury	(2,645)	-
Retained earnings	10,806	2,527	8,090

Total shareholders’ equity	100,615	82,765	88,467

Total liabilities and shareholders’ equity	$826,349	$751,173	$770,511

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Dollars in thousands, exceper per share data	2019	2018	2019	2018
Interest Income
Loans, including fees	$12,179	$11,082	$35,902	$32,490
Interest-bearing time deposits in other banks	500	147	1,414	438
Interest-bearing deposits in other banks	392	510	1,398	1,288

Total interest income	13,071	11,739	38,714	34,216

Interest Expense
Deposits	2,471	1,881	7,178	4,940
Other borrowings	-	57	-	175

Total interest expense	2,471	1,938	7,178	5,115

Net Interest Income	10,600	9,801	31,536	29,101

Provision for Loan Losses	-	-	-	100

Net Interest Income After Provision for Loan Losses	10,600	9,801	31,536	29,001

Noninterest Income
Secondary market income	69	95	146	173
Service charges on deposit accounts	110	88	279	261
Other	330	136	602	635

Total noninterest income	509	319	1,027	1,069

Noninterest Expense
Salaries and employee benefits	14,256	2,082	18,792	6,077
Furniture and equipment	229	182	606	491
Occupancy	436	319	1,157	898
Data and item processing	276	248	814	716
Accounting, marketing and legal fees	218	74	507	218
Regulatory assessments	31	145	94	396
Advertising and public relations	71	63	349	413
Travel, lodging and entertainment	153	260	287	618
Other	402	432	1,269	1,200

Total noninterest expense	16,072	3,805	23,875	11,027

Income Before Taxes	(4,963)	6,315	8,688	19,043
Income tax expense	1,556	(395)	4,965	(395)
Net Income	$(6,519)	$6,710	$3,723	$19,438

Earnings per common share - basic	$(0.64)	$0.88	$0.37	$2.63
Diluted earnings per common share	(0.64)	0.87	0.37	2.62
Weighted average common shares outstanding - basic	10,149,007	7,634,239	10,174,528	7,404,350
Weighted average common shares outstanding - diluted	10,161,778	7,669,348	10,176,360	7,416,182

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its third quarter 2019 results, which will be broadcast live over the Internet, on Wednesday, October 30, 2019 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://services.choruscall.com/links/bsvn191030.html.  For those who cannot listen to the live call, a replay will be available through November 13, 2019 and may be accessed by dialing 1-877-344-7529 and using pass code 10136222. Also, an archive of the webcast will be available shortly after the call at https://services.choruscall.com/links/bsvn191030.html for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600